SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  October 28, 2002


                             PREMIUM ENTERPRISES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       33-17449-D                84-10669559
- ----------------------            ----------                 ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    7609 Ralston Road,Arvada, Colorado 80002
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (303) 422-8127
                                                     ---------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  None.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  None.


Item 3.           Bankruptcy or Receivership
                  --------------------------

                  None.


Item 4.           Changes in Registrants Certifying Accountant
                  --------------------------------------------

                  None.

Item 5.           Other Events
                  ------------

                  None.

Item 6.           Resignation and Appointment Directors and Officers
                  --------------------------------------------------

     On October 25, 2002 the Board accepted the resignation of Ronald Morrow as President and appointed Wesley F. Whiting as President. Further, the Board appointed Wesley F. Whiting as director of the company. Ronald Morrow has now resigned as a director.

Biological Information
----------------------
Wesley Whiting, Director, age 70. Mr. Whiting was President, director, and secretary of Berge Exploration, Inc. (1978-88) and President, vice president, and director of NELX, Inc. (1994-1998), and was vice president and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to date and Aqusition Lending, Inc. (2000). He is director and Vice President of Utilitec, Inc, 1999 to 2001, and has been vice President and director of Agro Science, Inc. since. 2001.


Item 7.           Financial Statements & Exhibits
                  -------------------------------

                  Financial Statements - None.

                  Exhibits:


Item 8.           Change in Fiscal Year
                  ---------------------

                  None.


Item 9.           Regulation FD Disclosure
                  ------------------------

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28 , 2002


                                      PREMIUM ENTERPRISES, INC.



                                      By: /s/Wesley F. Whiting
                                          --------------------------------------
                                          Wesley F. Whiting